Exhibit 4.7
NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-8	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, Bonanza Master Fund Ltd. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 1,050,000 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) — (A x C)

B

For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr. Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase                                                      shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued                                                  , 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                     in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:
Name:
Title:

Holder’s Social Security or
Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          the right represented by the within Warrant to purchase [___] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints                                          attorney to transfer said right on the books of the Company with full power of substitution in the premises.
Dated:                                         ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Tax Identification Number or Social Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-9	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, HHMI Investments, L.P. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 60,638 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) — (A x C)

B

For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr. Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase                                          shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued                                                  , 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                     in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:
Name:
Title:

Holder’s Social Security or
Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          the right represented by the within Warrant to purchase [___] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints                                          attorney to transfer said right on the books of the Company with full power of substitution in the premises.
Dated:                                         ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Tax Identification Number or Social Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-10	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, SRB Greenway Capital L.P. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 37,538 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) — (A x C)

B

For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr. Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase              shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued , 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                                        in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:

Name:
Title:

Holder’s Social Security or Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          the right represented by the within Warrant to purchase [___] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints                                          attorney to transfer said right on the books of the Company with full power of substitution in the premises.
Dated:                                         ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Tax Identification Number or Social Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-11	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, SRB Greenway Capital (QP) L.P. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 294,525 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) — (A x C)
B

     For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
     To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase              shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued , 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                                          in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:

Name:
Title:

Holder’s Social Security or Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___the right represented by the within Warrant to purchase [___] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints ___attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	,

(Signature must conform in all respects to
name of holder as specified on the face of
the Warrant)

Address of Transferee

Tax Identification Number or Social
Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-12	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, SRB Greenway Offshare Operating Fund, L.P. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 17,938 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) — (A x C)
B

For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase ___ shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued ___         ,2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $___in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:
Name:
Title:

Holder’s Social Security or
Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___the right represented by the within Warrant to purchase [___] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints ___attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	,

(Signature must conform in all respects to
name of holder as specified on the face of
the Warrant)

Address of Transferee

Tax Identification Number or Social
Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-13	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, Walker Smith Capital (QP) L.P. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 107,870 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) — (A x C)
B

     For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
     To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase ___ shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued _________, 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $___in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:
Name:
Title:

Holder’s Social Security or
Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___the right represented by the within Warrant to purchase [___] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints ___attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:	,

(Signature must conform in all respects to
name of holder as specified on the face of
the Warrant)

Address of Transferee

Tax Identification Number or Social
Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-14	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, Walker Smith Capital, L.P. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 18,883 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) — (A x C)
B

     For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase                                          shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued                                                  , 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                                         in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:

Name:
Title:

Holder’s Social Security or
Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                              the right represented by the within Warrant to purchase [                    ] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints                                                              attorney to transfer said right on the books of the Company with full power of substitution in the premises.
Dated:                                         ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Tax Identification Number or Social
Security Number of Transferee

In the presence of:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
TELECOMMUNICATION SYSTEMS, INC.
COMMON STOCK PURCHASE WARRANT

Warrant No. W-15	Date of Original Issuance: March 13, 2006
     TeleCommunication Systems, Inc., a Maryland corporation (together with any entity that shall succeed to or assume the obligations of TeleCommunication Systems, Inc. hereunder, the “Company”), hereby certifies that, for value received, Walker Smith International Fund, Ltd. or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of 162,610 shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to$2.40 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from after the earliest to occur of (i) September 15, 2006, (ii) the Effective Date (as defined in the Registration Rights Agreement) or (iii) immediately prior to the publicly announced closing of a Fundamental Transaction (defined below), and through and including March 13, 2011 (the “Expiration Date”), and subject to the following terms and conditions:
     Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated March 13, 2006 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Class A Common Stock” shall include the Company’s Class A common stock, par value $0.01 per share, as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.

     Section 2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     Section 3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, together with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may require a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Class A Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     Section 4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Exercise Notice form annexed hereto. At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. If at any time during the Trading Day period immediately preceding the Holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Class A Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):
Net Number = (A x B) — (A x C)
B

     For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Class A Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Class A Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Class A Common Stock is not then listed or quoted on a Trading Market and if prices for the Class A Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Class A Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Class A Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Class A Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Class A Common Stock so reported; or (d) in all other cases, the fair market value of a share of Class A Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
     There cannot be a Cashless Exercise unless “B” exceeds “C”.
     Section 5. Delivery of Warrant Shares.
     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.
     (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
     (c) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such fifth Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Class A Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Class A Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Class A Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Class A Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
     (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Class A Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     Section 6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Class A Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     Section 7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     Section 8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Class A Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     Section 9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
     (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Class A Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Class A Common Stock or subdivides the outstanding shares of Class A Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Class A Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

     (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of its Class A Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Class A Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, (iv) any cash distribution other than regular cash dividends from earnings, or (v) any other asset other than cash (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
     (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Class A Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Class A Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
     (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of

Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
     (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock.
     (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company will, at its expense, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
     (g) Notice of Corporate Events. Subject to the requirements of applicable law, including, but not limited to, Regulation FD, if the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Class A Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty calendar days prior to the applicable record or effective date on which a Person would need to hold Class A Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     Section 10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     Section 11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.

     Section 12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to TeleCommunication Systems, Inc., 275 West Street, Annapolis, Maryland 21401, Attn: Chief Financial Officer with a copy to the legal department, Facsimile No.: (410) 263-7617, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     Section 13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be delivered pursuant to Section 12 to the Holder at the Holder’s last address as shown on the Warrant Register.
     Section 14. Miscellaneous.
     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
     (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
     (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
     (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
     (e) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
     (f) This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

TELECOMMUNICATION SYSTEMS, INC.

/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

EXERCISE NOTICE
     To TeleCommunication Systems, Inc.
     The undersigned hereby irrevocably elects to purchase                                          shares of Class A common stock, par value $0.01 per share, of TeleCommunication Systems, Inc. (“Common Stock”), pursuant to Warrant No. [___], originally issued                                                  , 2006 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                                         in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

By:

Name:
Title:

Holder’s Social Security or
Tax Identification Number:

Holders Address:
[Company]
[Street]
[Street 2]
[City, State, ZIP]
Tel:
Fax:
E-mail:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                              the right represented by the within Warrant to purchase [                    ] shares of Common Stock of TeleCommunication Systems, Inc., to which the within Warrant relates and appoints                                                              attorney to transfer said right on the books of the Company with full power of substitution in the premises.
Dated:                                         ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Tax Identification Number or Social
Security Number of Transferee

In the presence of: